UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLACK SPADE ACQUISITION CO

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLACK SPADE ACQUISITION CO

Suite 2902, 29/F, The Centrium, 60 Wyndham Street,

Central, Hong Kong

[•], 2023

Dear shareholders:

On behalf of the Board of Directors of Black Spade Acquisition Co (the “Company,” “BSAQ,” “Black Spade” or “we”), I invite you to attend our Extraordinary General Meeting of shareholders at [•] Eastern Time on [•], 2023 (including any adjournments thereof, the “Extraordinary General Meeting”). We hope you can join us and participate by virtual attendance or in person. BSAQ will be holding the Extraordinary General Meeting at the office of Davis Polk & Wardwell located at The Hong Kong Club Building, 3A Chater Road, Hong Kong, and virtually via live audio webcast at https://www.cstproxy.com/blackspadeacquisition/2023.

The Notice of Extraordinary General Meeting of shareholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://www.cstproxy.com/blackspadeacquisition/2023. We are first mailing these materials to our shareholders on or about [•], 2023.

As discussed in the enclosed Proxy Statement, the Extraordinary General Meeting will be devoted to (i) a proposal, by special resolution, to amend and restate (the “Articles Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Memorandum and Articles”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional twelve months from July 20, 2023 (the “Current Termination Date”) to July 20, 2024 (the termination date as so extended, the “Extended Termination Date”) by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement (we refer to this proposal as the “Articles Amendment Proposal”); and (ii) a proposal, by ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Articles Amendment Proposal, or to provide additional time to effectuate the Extension, or if our Board of Directors otherwise determines before the Extraordinary General Meeting that it is necessary or desirable to seek an adjournment of the Extraordinary General Meeting (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Articles Amendment is to allow the Company additional time to complete an initial business combination (the “Combination Period”). Pursuant to the Company’s Memorandum and Articles, the Company currently has until July 20, 2023 (24 months after the date of the closing of the Company’s initial public offering (the “IPO”)) to complete its initial business combination. As previously announced, the Company has entered into a business combination agreement (“Business Combination Agreement”), dated as of May 12, 2023, by and among Black Spade, VinFast Auto Pte. Ltd., a Singapore private limited company (“VinFast”) and Nuevo Tech Limited, a Cayman Islands exempted company and wholly owned subsidiary of VinFast (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Black Spade, with Black Spade surviving the merger (the “Business Combination”). As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”), Black Spade will become a wholly owned subsidiary of VinFast, with the securityholders of Black Spade becoming securityholders of VinFast.

Our Board of Directors has unanimously (i) approved and declared advisable the Business Combination Agreement, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.

The Company and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before July 20, 2023 (the Current Termination Date) to hold a shareholders’ meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination or any other business combination.

Our Board of Directors has determined that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate an initial business combination, it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination for an additional twelve months from July 20, 2023 to July 20, 2024 so that our shareholders have the opportunity to participate in our future investment, and accordingly the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. If the Articles Amendment Proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account of Black Spade that holds the proceeds from the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under the laws of the Cayman Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our warrants and all of our warrants will expire worthless.

You are not being asked to vote on the Business Combination or any other business combination at this time. If the Articles Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination if and when it is submitted to a vote by the shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought in connection with such business combination) or the Company has not consummated the business combination by the Extended Termination Date.

In connection with the Articles Amendment, holders of public shares (the “public shareholders”) may elect (the “Election”) to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, provided that, pursuant to the Memorandum and Articles, the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemption. Accordingly the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least $5,000,001, after taking into account the redemption of public shares. Public shareholders may make an Election regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date.

If the Articles Amendment Proposal is approved by the requisite vote of shareholders and implemented, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the shareholders, subject to any limitations set forth in our Memorandum and Articles, as amended by the Articles Amendment. Each redemption of public shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $[•] million as of [•], 2023. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. As of the date of this Proxy Statement, Black Spade Sponsor LLC (“Sponsor”), and the Company’s directors, and officers, advisory committee members and certain employees of Sponsor’s affiliates own an aggregate of 4,225,000 of the Company’s Class B ordinary shares, par value $0.0001 per share, which we refer to as the “Class B Ordinary Shares” or “Founder Shares,” that were issued prior to our IPO. The Sponsor also owns 6,380,000 private placement warrants, which we refer to as the “Private Placement Warrants,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO. If a business combination is not completed by the Extended Termination Date, the Founder Shares and the Private Placement Warrants held by the Sponsor will become worthless.

To exercise your redemption rights, you must tender your public shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at least two (2) business days prior to the Extraordinary General Meeting (or [•], 2023). You may tender your public shares by either delivering your share certificate (if any) to the transfer agent or by delivering your public shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal at Custodian) system. If you hold your public shares in “street name” through a bank, broker or other nominee, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [•], 2023, there was approximately $[•] million in the Trust Account. For illustrative purposes, based on funds in the Trust Account on [•] 2023, the estimated redemption price per share would have been approximately $[•].

Our Board of Directors has fixed the close of business on June 7, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the Extraordinary General Meeting in person or online. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to participate at the Extraordinary General Meeting in person, please take the time now to read the Proxy Statement and vote your shares, so that your shares are represented at the Extraordinary General Meeting. You may do this by signing, dating and returning the enclosed proxy card in the postage paid return envelope and, in any event so as to be received by Black Spade no later than at [•] Eastern Time, on [•], 2023, being 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting), or following the instructions contained in the proxy card or voting instructions. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares or, if you wish to attend and cast your vote at the Extraordinary General Meeting, you must obtain a proxy from the shareholder of record. You should contact your broker, bank or other nominee for instructions regarding obtaining a legal proxy. Regardless of the number of shares of Black Spade you own, your attendance in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Articles Amendment at the Extraordinary General Meeting. Whether or not you plan to participate in person in the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in Black Spade.

Sincerely,

By:
Name:	Chi Wai Dennis Tam
Title:	Chairman and Co-Chief Executive Officer

BLACK SPADE ACQUISITION CO

Suite 2902, 29/F, The Centrium, 60 Wyndham Street,

Central, Hong Kong

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON                 , 2023

TO THE SHAREHOLDERS OF BLACK SPADE ACQUISITION CO:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of Black Spade Acquisition Co (the “Company,” “BSAQ,” “Black Spade” or “we”), a Cayman Islands exempted company, will be held at [•] Eastern Time, on [•], 2023, at the office of Davis Polk & Wardwell located at The Hong Kong Club Building, 3A Chater Road, Hong Kong, and also virtually via live audio webcast at https://www.cstproxy.com/blackspadeacquisition/2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You will be able to attend the Extraordinary General Meeting virtually online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/blackspadeacquisition/2023 and using the 12-digit control number found on your proxy card.

The purpose of the Extraordinary General Meeting will be to consider and vote upon the following proposals:

Proposal No. 1 — A proposal, by special resolution, to amend and restate (the “Articles Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Memorandum and Articles”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional twelve months from July 20, 2023 (the “Current Termination Date”) to July 20, 2024 (the termination date as so extended, the “Extended Termination Date”) by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement (the “Articles Amendment Proposal”). The effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of the Company’s Class A ordinary shares, par value $0.0001 per share which we refer to as the “Class A Ordinary Shares” or “public shares”, which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal.

The full text of the resolution to be voted on is as follows:

“RESOLVED, as a special resolution, that, conditional upon the Company having net tangible assets of at least US$5,000,001 after giving effect to any share redemptions in connection with this resolution pursuant to article 54.7 of the existing memorandum and articles of association of the Company, the existing memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement.”

Proposal No. 2 — A proposal, by ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal, or to provide additional time to effectuate the Extension, or if our Board of Directors otherwise determines before the Extraordinary General Meeting that it is necessary or desirable to seek an adjournment of the Extraordinary General Meeting (the “Adjournment Proposal”).

The full text of the resolution to be voted on is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”

The above matters and instructions on how to vote your shares are more fully described in the accompanying Proxy Statement. We urge you to read carefully the accompanying Proxy Statement in its entirety.

The Board of Directors has fixed the close of business on June 7, 2023 as the record date for the Extraordinary General Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

By Order of the Board of Directors

Chi Wai Dennis Tam

Co-Chief Executive Officer and

Chairman of the Board of Directors

[•], 2023

IMPORTANT

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE EXTRAORDINARY GENERAL MEETING IN PERSON OR VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [•]. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/blackspadeacquisition/2023. THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY IS SUITE 2902, 29/F, THE CENTRIUM, 60 WYNDHAM STREET, CENTRAL, HONG KONG.

PRELIMINARY PROXY STATEMENT

FOR

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON                 , 2023

FIRST MAILED ON OR ABOUT                 , 2023

This proxy is solicited by the board of directors (the “Board of Directors”) of Black Spade Acquisition Co (the “Company,” “BSAQ,” or “Black Spade”), a Cayman Islands exempted company.

Date, Time and Place of the Extraordinary General Meeting

The extraordinary general meeting of shareholders of Black Spade (the “Extraordinary General Meeting”) will be held at [•] Eastern Time, on [•], 2023 at the office of Davis Polk & Wardwell located at The Hong Kong Club Building, 3A Chater Road, Hong Kong, and also virtually via live audio webcast at https://www.cstproxy.com/blackspadeacquisition/2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned, for the purposes set forth in the accompanying Notice of Extraordinary General Meeting.

The principal executive office of the Company is Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong, and its telephone number, including area code is +852 3955 1316.

Purpose of the Extraordinary General Meeting

At the Extraordinary General Meeting, you will be asked to consider and vote upon the following matters:

Proposal No. 1 — A proposal, by special resolution, to amend and restate (the “Articles Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Memorandum and Articles”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional twelve months from July 20, 2023 (the “Current Termination Date”) to July 20, 2024 (the termination date as so extended, the “Extended Termination Date”) by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A to this Proxy Statement (the “Articles Amendment Proposal”). The effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of public shares (as defined below), which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal.

Proposal No. 2 — A proposal, by ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Articles Amendment Proposal, or to provide additional time to effectuate the Extension, or if our Board of Directors otherwise determines before the Extraordinary General Meeting that it is necessary or desirable to seek an adjournment of the Extraordinary General Meeting (the “Adjournment Proposal”).

The purpose of the Articles Amendment is to allow the Company additional time to complete an initial business combination (the “Combination Period”). Pursuant to the Company’s Memorandum and Articles, the Company currently has until July 20, 2023 (24 months after the date of the closing of the Company’s initial public offering (the “IPO”) to complete its initial business combination. As previously announced, the Company has entered into a business combination agreement (“Business Combination Agreement”), dated as of May 12, 2023, by and among Black Spade, VinFast Auto Pte. Ltd., a Singapore private limited company (“VinFast”) and Nuevo Tech Limited, a Cayman Islands exempted company and wholly owned subsidiary of VinFast (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Black Spade, with Black Spade surviving the merger (the “Business Combination”). As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”), Black Spade will become a wholly owned subsidiary of VinFast, with the securityholders of Black Spade becoming securityholders of VinFast.

Our Board of Directors has unanimously (i) approved and declared advisable the Business Combination Agreement, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.

The Company and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before July 20, 2023 (the Current Termination Date) to hold a shareholders’ meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination or any other business combination.

Recommendation of the Board

Our Board of Directors has determined that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate an initial business combination, it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination for an additional twelve months from July 20, 2023 to July 20, 2024 so that our shareholders have the opportunity to participate in our future investment, and accordingly the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. If the Articles Amendment Proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account of Black Spade that holds the proceeds from the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under the laws of the Cayman Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our warrants and all of our warrants will expire worthless.

Record Date; Persons Entitled to Vote

Holders of the Company’s outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or “public shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” or “Founder Shares”, and together with the Class A Ordinary Shares, the “Ordinary Shares”) will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if they owned Ordinary Shares at the close of business on June 7, 2023, which is the record date for the Extraordinary General Meeting (“Record Date”). You are entitled to one vote for each Company ordinary share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. BSAQ’s warrants do not have voting rights.

Quorum

A quorum is the minimum number of the Company’s Ordinary Shares that must be present to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Vote Required for Approval

The proposals to be presented at the Extraordinary General Meeting will require the following votes:

Articles Amendment Proposal—The approval of the Articles Amendment Proposal will require a special resolution under Cayman Islands law and pursuant to Black Spade’s Memorandum and Articles, being the affirmative vote of shareholders holding at least two thirds of the Ordinary Shares which, being so entitled, are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.

Adjournment Proposal—The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law and pursuant to Black Spade’s Memorandum and Articles, being the affirmative vote of shareholders holding a majority of the Ordinary Shares which, being so entitled, are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.

Attending the Extraordinary General Meeting Virtually

Black Spade shareholders have a proxy card from Continental Stock Transfer & Trust Company (“Continental”), which contains instructions on how to attend the Extraordinary General Meeting virtually, along with their control number for access. If you do not have your control number, Black Spade shareholders can contact Continental through e-mail at proxy@continentalstock.com.

Black Spade shareholders wishing to attend the Extraordinary General Meeting virtually online can pre-register to attend starting [•], 2023, at [•] Eastern Time (5 business days prior to the Extraordinary General Meeting) by visiting https://www.cstproxy.com/blackspadeacquisition/2023, entering their control number, name and email address. At the start of the Extraordinary General Meeting, Black Spade shareholders will need to re-log in with their control number and will also be prompted to enter their control number if they wish to vote online during the Extraordinary General Meeting.

Beneficial owners who hold their Ordinary Shares in “street name,” which means your shares are held through a bank, broker or nominee, will need to contact Continental to receive a control number. If beneficial owners wish to vote at the Extraordinary General Meeting, they will need to obtain a legal proxy from the shareholder of record and e-mail a copy (a legible photograph is sufficient) of such proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Holders should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy or, if they would like to join and not vote, Continental will issue them a guest control number with proof of ownership. Either way beneficial owners must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at the email address above. Please allow up to 72 hours prior to the Extraordinary General Meeting for processing the control number.

Voting Your Shares

If you are a holder of record of the Company’s Ordinary Shares, there are two ways to vote your shares at the Extraordinary General Meeting:

•

By Proxy. You may vote by proxy by completing the enclosed proxy card and returning it in the postage paid return envelope and, in any event so as to be received by Black Spade no later than at [•] Eastern Time, on [•], 2023, being 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). Unless the chairman of the Extraordinary General Meeting determines otherwise, proxy cards received after this deadline will not be counted. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted “FOR” all of the proposals in accordance with the recommendation of Black Spade’s Board of Directors. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting www.cstproxyvote.com and entering the voter control number included on your proxy card.

•

In Person. You may attend the Extraordinary General Meeting virtually over the Internet by joining the live audio webcast and vote electronically by submitting a ballot through the web portal during the Extraordinary General Meeting. You may attend the Extraordinary General Meeting webcast by accessing the web portal located at https://www.cstproxy.com/blackspadeacquisition/2023 and using the 12-digit control number found on your proxy card. Shareholders may also attend and vote at the Extraordinary General Meeting in person at the office of Davis Polk & Wardwell located at The Hong Kong Club Building, 3A Chater Road, Hong Kong, to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You will need to present valid ID and proof of ownership.

If you hold your Ordinary Shares in “street name” or in a margin or similar account, which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person or virtually online, obtain a legal proxy from your broker, bank or nominee. Holders should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy.

Revoking Your Proxy

If you are a holder of record of the Company’s Ordinary Shares and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•

you may send another proxy card to BSAQ’s transfer agent with a later date so that it is received no later than at [•] Eastern Time, on [•], 2023, being 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•	you may notify BSAQ’s transfer agent in writing, prior to the vote at the Extraordinary General Meeting, that you have revoked your proxy; or

•

you may attend the Extraordinary General Meeting and vote in person, including virtually over the internet by joining the live audio webcast of the Extraordinary General Meeting and vote electronically, although your attendance alone will not revoke any proxy that you have previously given.

If you hold your Ordinary Shares in “street name,” you may submit new instructions on how to vote your shares by contacting your broker, bank or other nominee.

Who Can Answer Your Questions About Voting Your Shares

If you are a holder of the Company’s Class A Ordinary Shares or Class B Ordinary Shares and have any questions about how to vote or direct a vote in respect of your shares, you may contact Morrow Sodali LLC, BSAQ’s proxy solicitor, at (800) 662-5200 or BSAQ.info@investor.morrowsodali.com

Redemption Rights

In connection with the Articles Amendment, holders of public shares (the “public shareholders”) may elect (the “Election”) to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (which, for illustrative purposes, was $[•] per share as of [•], 2023), provided that, pursuant to the Memorandum and Articles, the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemption. Accordingly the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least $5,000,001, after taking into account the redemption of public shares. Public shareholders may make an Election regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. If you are a holder of the public shares and wish to exercise your redemption rights, you must demand that Black Spade redeems your shares for cash no later than 5:00 p.m. Eastern Time, on [•], 2023, being two business days prior to the Extraordinary General Meeting, by (A) submitting your request in writing to Continental, our transfer agent, in which you (i) request that Black Spade redeems all or a portion of your public shares for cash, and (ii) identify yourself as the beneficial holder of the public shares and provide your legal name, phone number and address; and (B) deliver your share certificates (if any) together with the redemption forms to Black Spade’s transfer agent physically or electronically using DTC’s DWAC (Deposit Withdrawal at Custodian) system. If you hold the shares in “street name,” you will have to coordinate with your broker, bank or other nominee to have your shares certificated or share certificates (if any) together with the redemption notices delivered electronically. If you do not submit a written request and deliver your share certificates as described above, your pubic shares will not be redeemed. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering the share certificate (if any) together with the redemption forms through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the holder of the shares being redeemed. Black Spade’s transfer agent can be contacted at the following address:

Continental Stock Transfer & Trust Company

1 State Street—30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.co

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Articles Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

If you exercise your redemption rights, your public shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account calculated as described above. You will no longer own those public shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your public shares only if you properly and timely request redemption.

If the Articles Amendment is not approved and we do not consummate an initial business combination by July 20, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Appraisal Rights under the Cayman Companies Act

There are no appraisal rights available to Black Spade shareholders in connection with the Articles Amendment Proposal under the Companies Act (as revised) of the Cayman Islands (the “Cayman Companies Act”).

Proxy Solicitation Costs

BSAQ is soliciting proxies on behalf of its Board of Directors. This solicitation is being made by mail but also may be made by telephone. BSAQ and its directors, officers and employees may also solicit proxies online. BSAQ will file with the SEC all scripts and other electronic communications as proxy soliciting materials. BSAQ will bear the cost of the solicitation.

BSAQ has hired Morrow Sodali LLC to assist in the proxy solicitation process. BSAQ will pay to Morrow Sodali LLC a fee of $27,500.0, plus disbursements.

BSAQ will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. BSAQ will reimburse them for their reasonable expenses.

Other Matters

As of the date of this Proxy Statement, our Board of Directors does not know of any business to be presented at the Extraordinary General Meeting other than as set forth in the Notice of Extraordinary General Meeting accompanying this Proxy Statement. If any other matters should properly come before the Extraordinary General Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

Implications of the Investment Company Act

With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the Securities and Exchange Commission (the “SEC”) issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the implications of the Investment Company Act on a SPAC. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating as an unregistered investment company, we may, on or prior to the 24-month anniversary of the closing of our initial public offering, or July 20, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or our liquidation. Following the liquidation of the Trust Account assets, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. We do not believe that our principal activities will subject us to regulation under the Investment Company Act. However, if we were deemed to be subject to the Investment Company Act, compliance with additional regulatory burdens would require additional expenses and may hinder our ability to complete the Business Combination. In such circumstances, we may abandon our efforts to complete the Business Combination and liquidate the Trust Account. For more information, see the section entitled “Risk Factors.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 10, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occurs, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the extension will enable us to complete an initial business combination.

Approving the Articles Amendment Proposal involves a number of risks. Even if the Articles Amendment Proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Termination Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Amendment Proposal is approved, we expect to seek shareholder approval of the Business Combination. We are required to offer public shareholders the opportunity to redeem public shares in connection with the Articles Amendment Proposal, and we will be required to offer public shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. The fact that we will have separate redemption periods in connection with the Articles Amendment Proposal and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our Public Shareholders may be unable to recover their investment except through sales of shares of Class A Ordinary Shares on the open market. The price of Class A Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Class A Ordinary Shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in SEC filings in connection with business combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act.

The SPAC Rule Proposals would provide a safe harbor for certain companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Notwithstanding whether or not the proposed rules are adopted by the SEC, we may be deemed to be an investment company under the Investment Company Act. As a SPAC, we were formed for the sole purpose of completing an initial business combination. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Further, if we do not invest the proceeds held in the Trust Account as discussed above, we may be deemed to be subject to the Investment Company Act, and the loss you may suffer as a result of being deemed subject to the Investment Company Act may be greater than if we liquidated the securities held in the Trust Account and instead held such funds in cash.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation under the Investment Company Act. However, if we were deemed to be subject to the Investment Company Act, compliance with additional regulatory burdens would require additional expenses which we have not allotted funds and may hinder our ability to complete a business combination. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete a business combination and instead to liquidate. If we are required to liquidate, you may lose all or part of your investment in us and our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

We are a Cayman Islands-incorporated company headquartered in Hong Kong and therefore may not be able to complete an initial business combination with a U.S. target company if such initial business combination is found to raise national security issues by the Committee on Foreign Investment in the United States (“CFIUS”) or otherwise is subject to U.S. foreign ownership restrictions.

We are a non-U.S. company headquartered outside the United States, and our Sponsor is controlled by or has substantial ties with non-U.S. persons domiciled outside the United States. Certain acquisitions and investments by non-U.S. persons in certain businesses operating in the United States are subject to review by CFIUS. CFIUS is an interagency committee authorized to review such transactions in order to determine the effect of such transactions on the national security of the United States. Any proposed business combination between us and a business operating in the United States that may affect national security could be subject to CFIUS review. CFIUS review of certain acquisitions involving U.S. businesses engaged in specified activities involving critical technologies may be mandatory. In certain regulated industries in the United States, there are also foreign ownership limitations that could apply to proposed business combinations. The potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

A potential business combination involving a target with U.S. business operations would likely fall within CFIUS’s jurisdiction. We may be required to make a mandatory notification or determine to submit a voluntary notice to CFIUS, or we may determine to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS, or the President acting following any review by CFIUS, may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to the post-closing operations of the combined company, or order us to divest all or a portion of the U.S. business of the combined company if we proceeded without first obtaining CFIUS clearance. In addition, if we incorrectly conclude that an initial business combination is not subject to a mandatory CFIUS notification and do not voluntarily make such a notification, we or the combined company could be subject to material civil penalties. We may also face limitations on potential initial business combinations arising from foreign ownership restrictions on certain regulated industries in the United States.

Any prohibition, delay, or imposition of conditions on an initial business combination, before or after the closing, could prevent the consummation of such initial business combination, require the divestiture of some or all of the Company’s business, or impose conditions or restrictions on post-business combination operations, all of which could have a materially adverse impact on the results of operations of the combined company after closing and on the value of your shares. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy, even if ultimately CFIUS concludes that an initial business combination does not raise national security issues. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect of the beneficial ownership of our Ordinary Shares as of June 19, 2023 held by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

•	each of our officers and directors; and

•	all our officers and directors as a group.

The calculations in the table below are based on 21,125,000 Ordinary Shares (including 16,900,000 public shares and 4,225,000 Founder Shares) issued and outstanding as of June 19, 2023.

Unless otherwise indicated, Black Spade believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class B ordinary shares(2)		Class A ordinary shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Black Spade Sponsor LLC(3)	3,294,274	77.97%	—	—	15.59%
Dennis Tam	293,913	6.96%	—	—	1.39%
Kester Ng	195,942	4.64%	—	—	*
Francis Ng	97,971	2.32%	—	—	*
Russell Galbut	24,493	*	—	—	*
Robert Moore	24,493	*	—	—	*
Patsy Chan	24,493	*	—	—	*
Sammy Hsieh	24,493	*	—	—	*
All directors and officer as a group (seven individuals)	685,798	16.23%	—	—	3.25%
Other 5% shareholders
Cantor Fitzgerald Group(4)	—	—	1,253,775	7.42%	5.94%
LMR Investment Entities(5)	—	—	1,117,225	6.61%	5.29%
Millennium Group(6)	—	—	901,500	5.33%	4.27%
Aristeia Capital, L.L.C.(7)	—	—	872,369	5.16%	4.13%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of our shareholders is Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong.
(2)

Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)

Black Spade Sponsor LLC, our sponsor, is the record holder of the shares reported herein. There are three managers of our sponsor. Each manager has one vote, and the approval of two of the three managers is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our sponsor. Based upon the foregoing analysis, no individual manager of our sponsor exercises voting or dispositive control over any of the securities held by our sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(4)

Represents shares held by Cantor Fitzgerald Securities, CF Group Management, Inc., Cantor Fitzgerald, L.P. and Mr. Howard W. Lutnick (together, the “Cantor Fitzgerald Group”). The address of the principal business office of each of these entities/persons is 110 East 59th Street New York, New York 10022. Information derived from a Schedule 13G filed with SEC on August 23, 2022, as amended on February 14, 2023.

(5)

Represents shares held by LMR Multi-Strategy Master Fund Limited, LMR CCSA Master Fund Ltd, LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG, LMR Partners (DIFC) Limited, Ben Levine and Stefan Renold (together, the “LMR Investment Entities”). The address of the principal business office of each of these entities/persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London W1J 8AJ, United Kingdom. Information derived from a Schedule 13G filed with SEC on September 20, 2021 as amended on February 14, 2022 and February 14, 2023.

(6)

Represents shares held by Millennium Management LLC, Millennium Group Management LLC and Mr. Israel A. Englander (the “Millennium Group”). The address of the principal business office of each of these entities/persons is c/o Millennium Management LLC 399 Park Avenue New York, New York 10022. Information derived from a Schedule 13G filed with SEC on April 5, 2022.

(7)

Represents shares held by Aristeia Capital, L.L.C. The address of the principal business office of this entity is One Greenwich Plaza, 3rd Floor Greenwich, CT 06830. Information derived from a Schedule 13G filed with SEC on February 13, 2023.

PROPOSAL 1: THE ARTICLES AMENDMENT

The proposed Articles Amendment would amend and restate the Company’s current amended and restated memorandum and articles of association (the “Memorandum and Articles”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional twelve months from July 20, 2023 (the “Current Termination Date”) to July 20, 2024 (the termination date as so extended, the “Extended Termination Date”) by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement. The Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least $5,000,001, after taking into account the redemption of public shares submitted in connection with the shareholder vote on the Articles Amendment.

Reasons for the Proposed Articles Amendment

The Company is proposing to amend its Memorandum and Articles to allow the Company to extend the time the Company has to consummate a business combination for an additional twelve months from July 20, 2023 to July 20, 2024.

Pursuant to the Company’s Memorandum and Articles, the Company currently has until July 20, 2023 (24 months after the date of the closing of the IPO) to complete its initial business combination. As previously announced, the Company has entered into a business combination agreement (“Business Combination Agreement”), dated as of May 12, 2023, by and among Black Spade, VinFast Auto Pte. Ltd., a Singapore private limited company (“VinFast”) and Nuevo Tech Limited, a Cayman Islands exempted company and wholly owned subsidiary of VinFast (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Black Spade, with Black Spade surviving the merger (the “Business Combination”). As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”), Black Spade will become a wholly owned subsidiary of VinFast, with the securityholders of Black Spade becoming securityholders of VinFast. Our Board of Directors has unanimously (i) approved and declared advisable the Business Combination Agreement, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.

The Company and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the Transactions, but have determined that there may not be sufficient time before July 20, 2023 (the Current Termination Date) to hold a shareholders’ meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination or any other business combination.

Our Board of Directors has determined that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the initial business combination, it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination for an additional twelve months from July 20, 2023 to July 20, 2024 so that our shareholders have the opportunity to participate in our future investment, and accordingly the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. If the Articles Amendment Proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under the laws of the Cayman Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our warrants and all of our warrants will expire worthless.

Interests of Certain Persons in the Articles Amendment and the Consummation of Business Combination

When you consider the recommendation of our Board of Directors to vote in favor of adoption of the Articles Amendment Proposal, you should keep in mind that BSAQ’s Sponsor, Black Spade’s directors, officers, advisory committee members and certain employees of Sponsor’s affiliates (collectively, “initial shareholders”) have interests that are different from, or in addition to, your interests as a shareholder, including:

If the Articles Amendment Proposal is not approved and the Business Combination or any other business combination is not completed by July 20, 2023, BSAQ will be required to liquidate. In such event:

•

4,225,000 Founder Shares held by the initial shareholders, which were acquired prior to the initial public offering for an aggregate purchase price of $25,000, will be worthless. In addition, 6,380,000 private placement warrants purchased by the Sponsor for $6,380,000, which took place on a private placement basis simultaneously with the consummation of the initial public offering and over-allotment option, will be worthless. If a business combination is consummated, such investments could earn a positive rate of return on the initial shareholders’ overall investment in the combined company.

•

All rights specified in the Memorandum and Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Articles Amendment Proposal is not approved and no initial business combination is completed within the applicable time limits so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•

The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Articles Amendment Proposal is not approved and we do not consummate an initial business combination within the applicable time limits as contemplated by our current Memorandum and Articles, they will not have any claim against the Trust Account for reimbursement so that the Company may be unable to reimburse such expenses.

Because of these interests, BSAQ’s initial shareholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the Class A Ordinary Shares declined to $5.00 per share after the close of the business combination, BSAQ’s public shareholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while BSAQ’s initial shareholders would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, BSAQ’s initial shareholders can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the post-combination company. Other interests of BSAQ’s initial shareholders in an initial business combination will be fully described in the proxy statement to be made available to BSAQ’s shareholders in connection with the shareholder approval of such proposed transaction.

You are not being asked to vote on the Business Combination or any other business combination at this time. If the Articles Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination if and when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought in connection with such business combination) or the Company has not consummated a business combination by the Extended Termination Date.

Redemption Rights

In connection with the Articles Amendment, holders of public shares (the “public shareholders”) may elect (the “Election”) to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, provided that, pursuant to the Memorandum and Articles, the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemption.

Please see the section titled “Extraordinary General Meeting—Redemption Rights” for more information on how to exercise your redemption rights.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Articles Amendment Proposal.

Full Text of the Resolution

“RESOLVED, as a special resolution, that, conditional upon the Company having net tangible assets of at least US$5,000,001 after giving effect to any share redemptions in connection with this resolution pursuant to article 54.7 of the existing memorandum and articles of association of the Company, the existing memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement.”

Vote Required for Approval

The approval of the Articles Amendment Proposal will require a special resolution under Cayman Islands law and pursuant to Black Spade’s Memorandum and Articles, being the affirmative vote of shareholders holding at least two thirds of the Ordinary Shares which, being so entitled, are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will not count as votes cast on the Articles Amendment Proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates, including to permit further solicitation of proxies or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Articles Amendment Proposal, or in the event that our Board of Directors determines that additional time is necessary to effectuate the Extension, or if our Board of Directors otherwise determines before the Extraordinary General Meeting that it is necessary or desirable to seek an adjournment of the Extraordinary General Meeting. If the Adjournment Proposal is not approved by our shareholders, our Board of Directors would not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Articles Amendment Proposal.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”

Vote Required for Approval

The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law and pursuant to Black Spade’s Memorandum and Articles, being the affirmative vote of shareholders holding a majority of the Ordinary Shares which, being so entitled, are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will not count as votes cast on the Adjournment Proposal.

WHERE CAN YOU FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Articles Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Suite 2902, 29/F

The Centrium

60 Wyndham Street

Central, Hong Kong

+852 3955 1316

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone numbers and email address:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Individuals, please call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

E-mail: BSAQ.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than [•], 2023.

ANNEX A

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

BLACK SPADE ACQUISITION CO

(Adopted by Special Resolution passed on [•] 2023 and effective on [•] 2023)

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

BLACK SPADE ACQUISITION CO

(Adopted by Special Resolution passed on [•] 2023 and effective on [•] 2023)

1.	The name of the Company is Black Spade Acquisition Co.

2.

The registered office of the Company will be situated at the offices of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, Cayman Islands, KY1-1106 or at such other place in the Cayman Islands as the Directors may from time to time decide.

3.	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object that is not prohibited by the laws of the Cayman Islands.

4.	The liability of each Member is limited to the amount, if any, unpaid on such Member’s shares.

5.

The share capital of the Company is US$22,200.00 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 2,000,000 preference shares of a par value of US$0.0001 each.

6.

The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7.	Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

BLACK SPADE ACQUISITION CO

(Adopted by Special Resolution passed on [•] 2023 and effective on [•] 2023)

1.	INTERPRETATION

1.1	In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

Advisory Committee: means the advisory committee comprised of one or more Persons appointed by the board of Directors of the Company pursuant to the Articles;

Affiliate: means, with respect to a Person, any other person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person, and (a) in the case of a natural person, shall include such Person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, or a corporation, a company, a partnership or other entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a corporation, a company, a partnership or other entity which directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such entity. The term Affiliated has meaning correlative to the foregoing;

Applicable Law: means, with respect to any Person, all applicable provisions of all constitutions, treaties, statutes, laws (including the common law), codes, rules, regulations, ordinances or orders of any Governmental Authority, and any orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority;

Articles: means these articles of association of the Company;

Audit Committee: means the audit committee of the board of Directors of the Company formed pursuant to the Articles;

Auditor: means the Person for the time being performing the duties of auditor of the Company (if any);

Business Combination: means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or assets (the target business), which Business Combination: (a) as long as the securities of the Company are listed on a Designated Stock Exchange, must occur with one or more target businesses or assets that together have an aggregate fair market value of at least 80 per cent of the net assets held in the Trust Account (excluding the amount of any deferred underwriting discounts and commissions held in the Trust Account) at the time of signing the definitive agreement to enter into such Business Combination; and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations;

Class or Classes: means any class or classes of Shares as may from time to time be issued by the Company;

Class A Share: means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company;

Class B Share: means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company;

Class B Share Conversion: means the conversion of Class B Shares in accordance with Article 18;

Company: means the above named company;

Compensation Committee: means the compensation committee of the board of Directors of the Company established pursuant to the Articles;

Control: means with respect to a Person, the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty per cent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms Controlled and Controlling have meanings correlative to the foregoing;

Designated Stock Exchange: means any national securities exchange or automated system on which the Company’s securities are traded, including The New York Stock Exchange, the NASDAQ Capital Market or any over-the-counter (OTC) market;

Directors: means the directors for the time being of the Company;

Dividend: means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles;

Electronic Record: has the same meaning as in the Electronic Transactions Act;

Electronic Transactions Act: means the Electronic Transactions Act (2003 Revision) of the Cayman Islands;

Equity-linked Securities: means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt;

Governmental Authority: means any nation or government or any province or state or any other political subdivision thereof, or any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, tribunal, government authority, agency, department, board, commission or instrumentality or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organisation;

Indemnified Person: has the meaning ascribed to such term in Article 49.1;

Initial Conversion Ratio: has the meaning ascribed to such term in Article 18.1;

Initial Members: means the Sponsor and all Members immediately prior to the consummation of the IPO;

Investor Group: means the Sponsor and its Affiliates, successors and assigns;

IPO: means the Company’s initial public offering of securities;

IPO Redemption: has the meaning given to it in Article 54.5;

Management: has the meaning given to it in Article 55.1;

Member: has the same meaning as in the Statute;

Memorandum: means the memorandum of association of the Company;

Nominating and Corporate Governance Committee: means the nominating and corporate governance committee of the board of Directors of the Company established pursuant to the Articles;

Ordinary Resolution: means a resolution:

(a)

passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(b)

approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed;

Ordinary Shares: means together the Class A Shares and Class B Shares;

Over-Allotment Option: means the option of the Underwriter to purchase up to an additional 15 per cent of the units sold in the IPO;

Person: means any individual, corporation, company, limited liability company, partnership, limited partnership, proprietorship, association, joint venture, institution, public benefit corporation, firm, trust, estate or other enterprise or entity (whether or not having a separate legal personality) or Governmental Authority or any of them as the context so requires, other than in respect of a Director or officer of the Company in which circumstances Person shall mean any individual or entity permitted to act as such in accordance with the laws of the Cayman Islands;

Preference Share: means a preference share of a par value of US$0.0001 in the share capital of the Company;

Public Share: means a Class A Share issued as part of the units issued in the IPO;

Redemption Limitation: has the meaning given to it in Article 54.4;

Redemption Price: has the meaning given to it in Article 54.5;

Register of Members: means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members;

Registered Office: means the registered office for the time being of the Company;

Registration Statement: means the Company’s registration statement on Form S-1 (including its exhibits and schedules and all amendments or supplements thereto) related to the IPO;

Seal: means the common seal of the Company and includes every duplicate seal;

SEC: means the United States Securities and Exchange Commission;

Series: means a series of a Class as may from time to time be issued by the Company;

Share: means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company;

Share Premium Account: means the share premium account established in accordance with the Articles and the Statute;

Special Resolution: means a special resolution of the Company passed in accordance with the Statute, being a resolution:

(a)

passed by a majority of not less than two-thirds (or, prior to the closing of a Business Combination, with respect to amending Article 31.3, a majority of at least 90 per cent) of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled or

(b)

approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed;

Sponsor: means Black Spade Sponsor LLC, and its successors;

Statute: means the Companies Act (2023 Revision) of the Cayman Islands;

Subscriber: means the subscriber to the Memorandum;

Treasury Share: means a Share held in the name of the Company as a treasury share in accordance with the Statute;

Trust Account: means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of the private placement of the warrants simultaneously with the closing date of the IPO, will be deposited;

Underwriter: means an underwriter of the IPO from time to time and any successor underwriter; and

US Exchange Act: means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

1.2	In these Articles:

(a)	words importing the singular number include the plural number and vice versa;

(b)	words importing the masculine gender include the feminine gender;

(c)	words importing persons include corporations and any other legal or natural persons;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)

any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)

the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)	headings are inserted for reference only and shall be ignored in construing the Articles;

(j)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)

any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)	sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)

the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect;

(n)	the term “holder” in relation to a Share means a Person whose name is entered in the Register of Members as the holder of such Share;

(o)

reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and

(p)	reference to a dollar or dollars or USD or US$ or $ and to a cent or cents is reference to dollars and cents of the United States of America.

2.	COMMENCEMENT OF BUSINESS

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2	The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3.	ISSUE OF SHARES AND OTHER SECURITIES

3.1

Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such Persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

3.2

The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine and for such purposes the Directors may reserve an appropriate number of Shares for the time being unissued.

3.3

The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine and for such purposes the Directors may reserve an appropriate number of Shares for the time being unissued. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO (or, if such date is not a business day, the following business day) unless the Underwriter determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4	The Company shall not issue Shares to bearer.

3.5

Subject to Article 10, the Directors, or the Members by Ordinary Resolution, may authorise the division of Shares into any number of Classes and sub-classes and Series and sub-series and the different Classes and sub-classes and Series and sub-series shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes and Series (if any) may be fixed and determined by the Directors or the Members by Ordinary Resolution.

3.6	The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

3.7

The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same class is issued to or acquired by the same Member such fractions shall be accumulated.

4.	REGISTER OF MEMBERS

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2

The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5.	CLOSING OF REGISTER OF MEMBERS OR FIXING RECORD DATE

5.1

For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, by any means in accordance with the requirements of the Designated Stock Exchange, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2

In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3

If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6.	CERTIFICATES FOR SHARES

6.1

A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other Person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2

The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one Person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3

If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4

Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other Person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5	Every share certificate of the Company shall bear legends required under Applicable Law, including the US Exchange Act.

7.	TRANSFER OF SHARES

7.1

Subject to the Articles and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the US Exchange Act), a Member may transfer all or any of his or her Shares by an instrument of transfer.

7.2

The instrument of transfer of any Share shall be in (a) writing in any usual or common form, (b) such form as is prescribed by the Designated Stock Exchange or any relevant rules of the SEC or securities laws, or (c) any other form as the Directors may approve, and shall be executed by or on behalf of the transferor (and if in respect of a nil or partly paid up Share or the Directors so require, signed by or on behalf of the transferee) and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members in respect of the relevant Share.

7.3

Subject to the terms of issue thereof and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the US Exchange Act), the Directors may determine to decline to register any transfer of Shares without assigning any reason therefor. If the Shares in question were issued in conjunction with rights, options, units or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such rights, option, unit or warrant.

7.4	The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine.

7.5

All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same

8.	REDEMPTION, REPURCHASE AND SURRENDER OF SHARES

8.1	Subject to the provisions of the Statute and the rules of the Designated Stock Exchange, the Company may:

(a)

issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company in such manner and upon such other terms as the Directors may determine before the issuance of the Shares; and

(b)	purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may determine and agree with the relevant Member.

8.2	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.3	With respect to redeeming or repurchasing the Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 54; and

(b)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 54.

8.4	The redemptions and repurchases of Shares in the circumstances described in Article 8.3 above shall not require further approval of the Members.

8.5

Class B Shares held by the Initial Members shall be surrendered by such Initial Members on a pro rata basis in the amounts set out in the Registration Statement for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the number of issued Class B Shares will equal 20 per cent of the Company’s issued Ordinary Shares after the IPO.

8.6

Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

8.7	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

8.8

The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

8.9	The Directors may accept the surrender for no consideration of any fully paid Share (including any redeemable share).

9.	TREASURY SHARES

9.1	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

9.3

No Dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be declared or paid in respect of a Treasury Share.

9.4	The Company shall be entered in the Register of Members as the holder of the Treasury Shares provided that:

(a)	the Company shall not be treated as a Member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void; and

(b)

a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued Shares at any given time, whether for the purposes of the Articles or the Statute, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

10.	VARIATION OF SHARE RIGHTS

10.1

If at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two-thirds of the issued Shares of that class, or with the approval of a resolution passed by a majority of not less than two-thirds of the votes cast at a separate meeting of the holders of the Shares of that class (other than with respect to a waiver of the provisions of the Article in respect of Class B Share Conversion hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class). For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one or more Persons holding or representing by proxy at least one-third of the issued Shares of the class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Members who are present shall form a quorum) and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2

For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights, any variation of the rights conferred upon the holders of Shares of any other Class, or the redemption or purchase of any Shares of any Class by the Company.

11.	COMMISSION ON SALES OF SHARES

The Company may, in so far as the Statute permits, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12.	NON-RECOGNITION OF TRUSTS

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13.	LIEN ON SHARES

13.1

The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other Person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2

The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the Person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3

To give effect to any such sale the Directors may authorise any Person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4

The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the Person entitled to the Shares at the date of the sale.

14.	CALLS ON SHARES

14.1

Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A Person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2	A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4

If a call remains unpaid after it has become due and payable, the Person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5

An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7

The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8

No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15.	FORFEITURE OF SHARES

15.1

If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the Person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2

If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3

A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any Person the Directors may authorise some Person to execute an instrument of transfer of the Share in favour of that Person.

15.4

A Person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5

A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all Persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the Person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6

The provisions of the Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16.	TRANSMISSION OF SHARES

16.1

If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only Persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2

Any Person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some Person nominated by him registered as the holder of such Share. If he elects to have another Person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that Person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be.

16.3

A Person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such Person to elect either to be registered himself or to have some Person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17.	SHARE RIGHTS

With the exception that the holder of a Class B Share shall have the conversion rights referred to in Article 18 and the Director appointment and removal rights referred to in Article 31.3 and except as otherwise specified in the Articles or required by law, the rights attaching to all Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters.

18.	CLASS B SHARE CONVERSION

18.1

Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the Initial Conversion Ratio): (a) at any time and from time to time at the option of the holder thereof; and (b) concurrently with the consummation of or immediately following the initial Business Combination.

18.2

Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any Equity-linked Securities are issued or deemed issued by the Company in connection with the initial Business Combination, the ratio at which the Class B Shares in issue will convert into Class A Shares will be adjusted so that the number of Class A Shares issuable upon conversion of all Class B Shares in issue will equal, in the aggregate, 20 per cent of the sum of: (a) the total number of Class A Shares issued and outstanding upon completion of the IPO, plus (b) the total number of Class A Shares issuable upon conversion of the Class B Shares issued and outstanding upon the completion of the IPO, plus (c) the total number of Class A Shares issued, or deemed issued or issuable upon conversion or exercise of any Equity-linked Securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination (including securities issued or issuable pursuant to forward purchase agreements or backstop arrangements the Company may enter into prior to or following consummation of the IPO but excluding any forward purchase warrants), excluding any Class A Shares or Equity-linked Securities exercisable for or convertible into Class A Shares issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor, Directors or officers of the Company upon conversion of working capital loans, minus (d) the number of Class A Shares redeemed by holders of Public Shares.

18.3

Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in Article 10.

18.4

The foregoing conversion ratio shall also be adjusted to account for any share capitalisations, subdivision (by share split, subdivision, exchange, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding share capitalisation, subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

18.5

Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

18.6

References in this Article to converted, conversion or exchange shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

18.7	Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

19.	AMENDMENTS OF MEMORANDUM AND ARTICLES OF ASSOCIATION AND ALTERATION OF CAPITAL

19.1	The Company may by Ordinary Resolution:

(a)	increase its share capital by such sum to be divided into Shares of such classes and amount and with such rights, priorities and privileges annexed thereto as the Ordinary Resolution shall prescribe;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)

by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)

cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

19.2

All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

19.3	Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 54, the Company may by Special Resolution:

(a)	change its name;

(b)	alter or add to the Articles (subject to the definition of “Special Resolution”, Article 31.4 and Article 54);

(c)	alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)	reduce its share capital or any capital redemption reserve fund.

20.	OFFICES AND PLACE OF BUSINESS

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

21.	GENERAL MEETINGS

21.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.

21.2

The Company may, but shall not (unless required by the Statute or, for so long as any Shares are traded on a Designated Stock Exchange, the rules or regulations of the Designated Stock Exchange) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

21.3	The Directors may, whenever they think fit, call general meetings, and they shall on a Members’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

21.4

A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition not less than thirty per cent in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company.

21.5

The Members’ requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

21.6

If there are no Directors as at the date of the deposit of the Members’ requisition or if the Directors do not within twenty-one days from the date of the deposit of the Members’ requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period.

21.7	A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

21.8

Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

22.	NOTICE OF GENERAL MEETINGS

22.1

At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company by Ordinary Resolution to such Persons as are, under the Articles, entitled to receive such notices from the Company , provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)

in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

22.2

The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

23.	PROCEEDINGS AT GENERAL MEETINGS

23.1

No business shall be transacted at any general meeting unless a quorum is present. Save as otherwise provided by the Articles, one or more Members holding at least a majority of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum.

23.2

A Person may participate at a general meeting by conference telephone, video, a virtual platform or other communications equipment by means of which all the Persons participating in the meeting can communicate with each other. Participation by a Person in a general meeting in this manner is treated as presence in person at that meeting.

23.3

A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

23.4

If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting, if convened upon a Members’ requisition, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

23.5

The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any Person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

23.6

If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

23.7	The chairman may adjourn a meeting from time to time and from place to place either:

(a)	with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting by Ordinary Resolution); or

(b)	without the consent of such meeting if, in his sole opinion, he considers it necessary to do so to:

(i)	secure the orderly conduct or proceedings of the meeting; or

(ii)	give all Persons present in person or by proxy and having the right to speak and/or vote at such meeting, the ability to do so,

but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

23.8

When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

23.9	A resolution put to the vote of the meeting shall be decided on a poll.

23.10	A poll shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

23.11	In the case of an equality of votes the chairman of the general meeting shall be entitled to a second or casting vote.

23.12

A poll on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll on any other question shall be taken at such date, time and place as the chairman of the general meeting directs.

24.	VOTES OF MEMBERS

24.1

Subject to any rights or restrictions attached to any Shares (including as set out at Article 31.3 and Article 54), every Member who being an individual is present in person or by proxy or, if a corporation or other non-natural person is present by its duly authorised representative or by proxy, shall have one vote for every Share of which he is the holder.

24.2

In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

24.3

A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other Person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other Person may vote by proxy.

24.4

No Person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

24.5

No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

24.6

Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

24.7

A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

25.	PROXIES

25.1

The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non-natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

25.2

The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the Person named in the instrument proposes to vote.

25.3

The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

25.4

The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

25.5

Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

26.	CORPORATE MEMBERS

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

27.	CLEARING HOUSES

If a clearing house (or its nominee(s)), being a corporation, is a Member it may authorise such Person or Persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any meeting of any class of Members provided that, if more than one Person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such Person is so authorised. A Person so authorised pursuant to this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same powers on behalf of the clearing house (or its nominee(s)) which he represents as if such Person was the registered holder of such Shares held by that clearing house (or its nominee(s)).

28.	SHARES THAT MAY NOT BE VOTED

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

29.	DIRECTORS

The Company may by Ordinary Resolution from time to time fix the maximum and minimum number of Directors to be appointed but unless such numbers are fixed as aforesaid the minimum number of Directors shall be one and the maximum number of Directors shall be unlimited.

30.	POWERS OF DIRECTORS

30.1

Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of the Directors at which a quorum is present may exercise all powers exercisable by the Directors.

30.2

All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Directors shall determine by resolution.

30.3

The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

30.4

The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

30.5	The Directors shall have the authority to present a winding up petition on behalf of the Company without the sanction of a resolution passed by the Company in general meeting.

31.	APPOINTMENT AND REMOVAL OF DIRECTORS

31.1	Subject to Article 31.3, the Company may by Ordinary Resolution appoint any Person to be a Director or may by Ordinary Resolution remove any Director.

31.2

The initial board of Directors shall consist of seven members elected as a single class with concurrent two year terms. At the expiry of such two year term one or more Directors shall be elected or re-elected to succeed the Directors whose terms expire at such date. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term or until his earlier death, resignation or removal.

31.3

Prior to the consummation of an initial Business Combination, only holders of Class B Shares will have the right to vote on the election and removal of Directors pursuant to Article 31.1 and Article 31.2. For the avoidance of doubt, prior to the consummation of an initial Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

31.4

Prior to the closing of a Business Combination, Article 31.3 may only be amended by a Special Resolution passed by a majority of at least 90 per cent of the Shares which, being entitled to do so, are voted in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a Special Resolution has been given, or by way of unanimous written resolution.

31.5

The Directors may appoint any Person to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

32.	VACATION OF OFFICE OF DIRECTOR

The office of a Director shall be vacated if:

(a)	the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)

the Director absents himself (for the avoidance of doubt, without being represented by proxy or an alternate Director appointed by him) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)	the Director is found to be or becomes of unsound mind; or

(e)

all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors; or

(f)	the Director is removed from office pursuant to any other provision of the Articles.

33.	PROCEEDINGS OF DIRECTORS

33.1

The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office. A Person who holds office as an alternate Director shall, if his appointor is not present, be counted in the quorum. A Director who also acts as an alternate Director shall, if his appointor is not present, count twice towards the quorum.

33.2

Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting of the Directors shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote. A Director who is also an alternate Director shall be entitled in the absence of his appointor to a separate vote on behalf of his appointor in addition to his own vote.

33.3

A Person may participate in a meeting of the Directors or any committee of Directors by conference telephone, video, a virtual platform or other communications equipment by means of which all the Persons participating in the meeting can communicate with each other at the same time. Participation by a Person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

33.4

A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution (an alternate Director being entitled to sign such a resolution on behalf of his appointor and if such alternate Director is also a Director, being entitled to sign such resolution both on behalf of his appointer and in his capacity as a Director) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

33.5

A Director or alternate Director may, or other officer of the Company on the direction of a Director or alternate Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director and alternate Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors (or their alternates) either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

33.6

The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

33.7

The Directors may elect a chairman of their board and determine the period for which he is to hold office, but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

33.8

Subject to any regulations imposed on it by the Directors, including where the Directors have designated a chairman of the committee, a committee appointed by the Directors may elect a chairman of its meetings and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the committee members present may choose one of their number to be chairman of the meeting.

33.9

A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any committee meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

33.10

All acts done by any meeting of the Directors or of a committee of the Directors (including any Person acting as an alternate Director) shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such Person had been duly appointed and/or not disqualified to be a Director or alternate Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

33.11

A Director but not an alternate Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

34.	PRESUMPTION OF ASSENT

A Director or alternate Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the Person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such Person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director or alternate Director who voted in favour of such action.

35.	DIRECTORS’ INTERESTS

35.1

A Director or alternate Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

35.2

A Director or alternate Director may act by himself or by, through or on behalf of his firm, in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director or alternate Director.

35.3

A Director or alternate Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director or alternate Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

35.4

No Person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director or alternate Director holding office or of the fiduciary relationship thereby established. A Director (or his alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

35.5

A general notice that a Director or alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

36.	MINUTES

36.1

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors or alternate Directors present at each meeting.

36.2

When the chairman of a meeting of the Directors or of a committee of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

37.	DELEGATION OF DIRECTORS’ POWERS

37.1

The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee); any committee so formed shall in the exercise of the powers so delegated conform to any conditions that may be imposed on it by the Directors. The Directors may also delegate to any managing director or any Director holding any other executive office such of their powers, authorities and discretions as they consider desirable to be exercised by him provided that an alternate Director may not act as managing director and the appointment of a managing director shall be revoked forthwith if he ceases to be a Director. Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions that may be imposed by the Directors, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

37.2

The Directors may establish an Advisory Committee and any other committees, local boards or agencies or appoint any Person to be a manager or agent for managing the affairs of the Company and may appoint any Person to be a member of such Advisory Committee, committees, local boards or agencies and such Person need not be a Director or officer of the Company. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions that may be imposed by the Directors, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

37.3	The Directors may adopt formal written charters for committees.

37.4

The Directors may by power of attorney or otherwise appoint any Person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

37.5

The Directors may by power of attorney or otherwise appoint any company, firm, Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

37.6

The Directors may from time to time appoint any Person, whether or not a Director, to hold such office in the Company as the Directors may think necessary for the administration of the Company (including, for the avoidance of doubt and without limitation, a chairman, chief executive officer, president, chief financial officer, vice-presidents, secretary, treasurer or any other officers as may be determined by the Directors), for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by resolution of the Directors or by the Company by Ordinary Resolution. An officer of the Company may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

38.	ALTERNATE DIRECTORS

38.1

Any Director (but not an alternate Director) may by writing appoint any other Director, or any other Person willing to act, to be an alternate Director and by writing may remove from office an alternate Director so appointed by him.

38.2

An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, to sign any written resolution of the Directors (except where such written resolution of the Directors have been signed by the appointing Director), and generally to perform all the functions of his appointor as a Director in his absence.

38.3	An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director.

38.4	Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Directors.

38.5

Subject to the provisions of the Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

39.	NO MINIMUM SHAREHOLDING

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed, a Director is not required to hold Shares.

40.	REMUNERATION OF DIRECTORS

40.1

The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

40.2

The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity, shall be in addition to his remuneration as a Director.

41.	SEAL

41.1

The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one Person who shall be either a Director or officer of the Company or other Person appointed by the Directors for the purpose.

41.2

The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

41.3

A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

42.	DIVIDENDS, DISTRIBUTIONS AND RESERVE

42.1

Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the Share Premium Account or as otherwise permitted by law.

42.2

Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

42.3	The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

42.4

The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

42.5

Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

42.6

The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

42.7

Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such Person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the Person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

42.8	No Dividend or other distribution shall bear interest against the Company.

42.9

Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

43.	CAPITALISATION

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the Share Premium Account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any Person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

44.	SHARE PREMIUM ACCOUNT

44.1

The Directors shall in accordance with the Statute establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

44.2

There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Statute, out of capital.

45.	BOOKS OF ACCOUNT

45.1

The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

45.2

The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

45.3

The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

46.	AUDIT

46.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

46.2

If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy.

46.3

Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

46.4

Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Company.

46.5

Without prejudice to the freedom of the Directors to establish any other committee, if any of the Shares (or depositary receipts therefor) are listed or quoted on a Designated Stock Exchange, and if required by the rules of the Designated Stock Exchange, the Directors shall establish and maintain an Audit Committee as a committee of the board of Directors and shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee (if one exists) shall meet at least once every financial quarter, or more frequently as circumstances dictate.

46.6

If any of the Shares (or depositary receipts therefor) are listed or quoted on a Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

46.7	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists) or otherwise by the Directors.

46.8

Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

46.9

If any of the Shares (or depositary receipts therefor) are listed or quoted on a Designated Stock Exchange, the Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

47.	NOTICES

47.1

Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). For so long as any of the Shares are traded on a Designated Stock Exchange, notice may also be served in accordance with the requirements of the Designated Stock Exchange.

47.2

Where a notice is sent by courier, service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted. Where a notice is sent by cable, telex or fax, service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient.

47.3

A notice may be given by the Company to the Person or Persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the Persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

47.4

Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every Person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other Person shall be entitled to receive notices of general meetings.

48.	WINDING UP

48.1

If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)

if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)

if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

48.2

If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

49.	INDEMNITY AND INSURANCE

49.1

Every Director and officer of the Company (which for the avoidance of doubt, shall not include Auditors of the Company), together with every former Director and former officer of the Company (each an Indemnified Person) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful default or wilful neglect. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful default or wilful neglect of such Indemnified Person. No Person shall be found to have committed actual fraud, wilful default or wilful neglect under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

49.2

The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

49.3

The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such Person in respect of any negligence, default, breach of duty or breach of trust of which such Person may be guilty in relation to the Company.

49.4

The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out in this Article will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire.

50.	FINANCIAL YEAR

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

51.	TRANSFER BY WAY OF CONTINUATION

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

52.	MERGERS AND CONSOLIDATIONS

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

53.	DISCLOSURE

The Directors, officers of the Company or any authorised service providers (including the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any Designated Stock Exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register of Members and books of the Company.

54.	BUSINESS COMBINATION

54.1

Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of any Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

54.2	Prior to the consummation of any Business Combination, the Company shall either:

(a)	submit such Business Combination to the Members for approval; or

(b)

provide Members with the opportunity to have their Public Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not repurchase Public Shares in an amount that would exceed the Redemption Limitation. Such obligation to repurchase Public Shares is subject to the completion of the proposed Business Combination to which it relates.

54.3

If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the US Exchange Act in connection with a Business Combination, it shall file tender offer documents with the SEC prior to completing a Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the US Exchange Act. If, alternatively, the Company holds a Member vote to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the US Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the SEC.

54.4

At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination (the Redemption Limitation).

54.5

Any Member holding Public Shares who is not an Initial Member, Director or officer of the Company may, at least two business days prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other Person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares without the prior consent of the Company, and provided further that any Person that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination and comply with any other applicable requirements provided for in the related proxy materials. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), provided that the Company shall not redeem Public Shares in an amount that would exceed the Redemption Limitation. The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

54.6

In the event that either (a) the Company does not consummate a Business Combination within 36 months after the date of the closing of the IPO, or such later time as the Members may approve in accordance with the Articles or (b) a resolution is passed pursuant to the Statute to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish the rights of the holders of Public Shares as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of (ii) and (iii) to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

54.7

In the event that any amendment is made to the Articles (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 36 months after the date of the closing of the IPO or (b) with respect to any other material provisions relating to Members’ rights or pre-initial Business Combination activity, each holder of Public Shares who is not an Initial Member, Director or officer of the Company shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemption.

54.8

A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

54.9

After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote on the Company’s initial Business Combination or an amendment to this Article 54.9.

54.10

As long as the securities of the Company are listed on a Designated Stock Exchange, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the net assets held in the Trust Account (excluding the amount of any deferred underwriting discounts and commissions held in the Trust Account) at the time of signing the definitive agreement to enter into such Business Combination. An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

54.11

A Director may vote in respect of any Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors at the time of, or prior to, such vote.

54.12	The Company’s initial Business Combination must be approved by a majority of the independent directors (as defined pursuant to the rules and regulations of the Designated Stock Exchange).

54.13

The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, the Directors or officers of the Company or may make the acquisition through a joint venture or other form of shared ownership with the Sponsor, the Directors or officers of the Company. In the event the Company enters into a Business Combination with a company that is Affiliated with the Sponsor, the Directors or officers of the Company, the Company, or a committee of independent directors (as defined pursuant to the rules and regulations of the Designated Stock Exchange), will obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, Inc. (FINRA) or another independent firm that commonly renders valuation opinions for the type of company the Company is seeking to acquire or an independent accounting firm that the Business Combination is fair to the Company from a financial point of view.

55.	BUSINESS OPPORTUNITIES

55.1

To the fullest extent permitted by Applicable Law, neither the Investor Group nor any individual serving as a Director or officer of the Company (Management) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company.

55.2

To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for either the Investor Group or Management, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such Management in their capacity as a Director or officer of the Company and the opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue. To the fullest extent permitted by Applicable Law, the Investor Group and Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or officer of the Company solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another Person, or does not communicate information regarding such corporate opportunity to the Company, unless such opportunity is expressly offered to such Management in their capacity as a Director or officer of the Company and the opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue.

55.3

To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company and (if applicable) each Member hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company or such Member may have for such activities described in this Article. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BLACK SPADE ACQUISITION CO Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [•], 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the extraordinary general meeting virtually online, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www.cstproxy.com/ blackspadeacquisition/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Votes submitted by mail bust be received by [•], Eastern Time, on [•], 2023. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this Proposal No. 1 — By special resolution, to amend and restate the Company’s current amended and restated memorandum and articles of association to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional twelve months from July 20, 2023 to July 20, 2024 by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement (the “Articles Amendment Proposal”). The effectiveness of the Articles Amendment Proposal is conditioned on the Company having net tangible assets of at least US$5,000,001 after giving effect to any redemptions of the Company’s Class A ordinary shares, par value $0.0001 per share which are tendered for redemption in connection with the shareholder vote on the Articles Amendment Proposal. FOR AGAINST ABSTAIN Proposal No. 2 — By ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Articles Amendment Proposal, or to provide additional time to effectuate the Extension, or if our Board of Directors otherwise determines before the Extraordinary General Meeting that it is necessary or desirable to seek an adjournment of the Extraordinary General Meeting. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date, 2023 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. If a corporation or a partnership, please sign in full corporate or partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders of Black Spade Acquisition Co to be held on [•], 2023. The notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/blackspadeacquisition/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED BLACK SPADE ACQUISITION CO THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Dennis Tam and Kester Ng, and each of them, independently, as proxies, each with the power to act without the other and the power to appoint a substitute to vote the ordinary shares of Black Spade Acquisition Co (the “Company” or “we”), a Cayman Islands exempted company, that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of the Company to be held [•] Eastern Time, on [•], 2023, at the office of Davis Polk & Wardwell located at The Hong Kong Club Building, 3A Chater Road, Hong Kong and also virtually via live audio webcast at https://www.cstproxy.com/blackspadeacquisition/2023, or at any adjournment or postponement thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)